Exhibit 3.5
CERTIFICATE OF INCORPORATION
-of-
NXT CORPORATION
          FIRST: The name of the Corporation is NXT Corporation.
          SECOND: The address of the Corporation’s registered office in the State of Delaware is 306 South State Street, in the City of Dover, County of Kent. The name of its registered agent at such address is United States Corporation Company.
          THIRD: The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1000, and the par value of each of such shares is One Dollar ($1.00).
          FIFTH: The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Richard R. Davis	Room 1601, 25 Broadway New York, New York 10004
          SIXTH: The Board of Directors is authorized to make, alter or repeal the By-laws of the Corporation.
          SEVENTH: Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of stock of the Corporation.
          EIGHTH: Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the By-laws, or, if not so designated, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by ballot unless and to the extent that the By-laws so provide.
          NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
          TENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights of stockholders herein are subject to this reservation.
          THE UNDERSIGNED, being the sole incorporator above named, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has signed this instrument on the 19th day of March, 1970 and does thereby acknowledge that it is his act and deed and that the facts stated therein are true.

/s/ Richard R. Davis

Richard R. Davis

STATE OF NEW YORK	) :	ss.:
COUNTY OF NEW YORK	)
     On this 19th day of March, 1970, personally came before me, a Notary Public for the State of New York, Richard R. Davis party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be the act and deed of the signer and that the facts stated therein are true.

/s/ [illegible]

Notary Public

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
NXT CORPORATION
(Delaware)
PURSUANT TO SECTION 241 OF THE GENERAL CORPORATION LAW

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
BEFORE PAYMENT FOR STOCK
NXT CORPORATION
(Pursuant to Section 241 of the General
Corporation Law of the State of Delaware)
     NXT CORPORATION, a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware (hereinafter called “the Corporation”), DOES HEREBY CERTIFY:
     FIRST: That the Corporation has not received any payment for any of its stock.
     SECOND: That the Certificate of Incorporation of the Corporation is hereby amended by striking out Article FIRST and by substituting in lieu of said Article the following new Article:
          FIRST: The name of the Corporation is American Swingline, Inc.
     THIRD: That, no directors having been named in the original Certificate of Incorporation or having been elected, the sole incorporator hereby adopts said amendment in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.
     THE UNDERSIGNED, being the sole incorporator of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation, has signed this instrument on the 15th day of April 1970 and does thereby acknowledge that it is his act and deed and that the facts stated therein are true.

/s/ Richard R. Davis

Richard R. Davis Sole Incorporator

STATE OF NEW YORK	) :	ss.:
COUNTY OF NEW YORK	)
     On this 15th day of April, 1970, personally came before me, a Notary Public for the State of New York, RICHARD R. DAVIS, party to the foregoing certificate of amendment, known to me personally to be such, and acknowledged the said certificate to be the act and deed of the signer and that the facts stated therein are true.

/s/ Gustave Foehring

Notary Public

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
SWINGLINE INC.
into
AMERICAN SWINGLINE, INC.

Pursuant to Section 253 of the General Corporation Law

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
SWINGLINE INC.
into
AMERICAN SWINGLINE, INC.
Pursuant to Section 253 of the General Corporation Law

          AMERICAN SWINGLINE, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the Corporation),
          DOES HEREBY CERTIFY that:
          FIRST: The Corporation was incorporated on March 20, 1970 pursuant to the General Corporation Law of the State of Delaware. The name under which it was formed is “NXT Corporation”.
          SECOND: Swingline Inc. is a corporation organized and existing under the laws of the State of New York and was incorporated on January 28, 1946. The laws of the State of New York permit the merger of a subsidiary corporation of New York into a parent corporation organized and existing under the laws of the State of Delaware.
          THIRD: The Corporation owns more than 95 percent of the outstanding shares of Common Stock of Swingline Inc., which is the only class of stock of Swingline Inc. outstanding.
          FOURTH: The Corporation, by the following resolutions of its Board of Directors duly adopted at a meeting thereof held on August 25, 1970, determined to and did merge into itself said Swingline Inc., such merger to become effective at 3:01 A.M., E.D.T., on September 1, 1970:
“RESOLVED, that American Swingline, Inc. (hereinafter called the Corporation) merge into itself Swingline Inc., a New York corporation more than 95 per cent of the outstanding stock of which is owned by the Corporation, and assume all the liabilities and obligations of Swingline Inc.; and further
RESOLVED, that the merger shall become effective at 3:01 A.M., E.D.T., on September 1, 1970, such date and time being hereinafter referred to as the “effective date of the merger”; and further

RESOLVED, that each share of Swingline Inc. Common Stock which shall be outstanding immediately prior to the effective date of the merger shall, by virtue of the merger and without any action on the part of the holders thereof, be extinguished and cease to exist and shall not be or become shares of the Corporation, but the Corporation shall pay to each of the record holders of such shares not owned by the Corporation a cash payment of $35.00 for each full share of Swingline Inc. Common Stock so held upon the surrender of such holder’s certificate or certificates therefor to Manufacturers Hanover Trust Company, Corporate Trust Department, 4 New York Plaza, New York, N.Y., 10015; the certificates for shares of Swingline Inc. Common Stock held by the Corporation shall be cancelled without cash payment therefor; and further
RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended, effective on the effective date of the merger, by amending Article FIRST thereof so that, as amended, it shall read as follows:
               “FIRST: The name of the Corporation is Swingline Inc.”
The Certificate of Incorporation of the Corporation as hereby amended shall be and remain the Certificate of Incorporation of the Corporation until further amended as provided therein or by law.”
          IN WITNESS WHEREOF, said AMERICAN SWINGLINE, INC., has caused its corporate seal to be affixed and this certificate to be signed by Robert K. Heimann, its President, and attested by John W. Hanlon, its Secretary, this 25th day of August, 1970.

AMERICAN SWINGLINE, INC.
[CORPORATE SEAL]	By:	/s/ Robert K. Heimann
President

Attest:

By:	/s/ John W. Hanlon

Secretary

STATE OF NEW YORK	) :	ss.:
COUNTY OF NEW YORK	)
          BE IT REMEMBERED that on this 25th day of August, A.D. 1970 personally came before me REUBEN HERMAN, a Notary Public in and for the County and State aforesaid, Robert K. Heimann, President of American Swingline, Inc., a corporation of the State of Delaware and the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said Robert K. Heimann, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and Secretary of said corporation respectively and that the seal affixed to said certification is the common or corporate seal of said corporation; and that the facts stated therein are true.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Reuben Herman

Notary Public
[Notarial Seal]

United States Corporation Company
306 South State Street, Dover, Delaware

Albany, N.Y. Carson City, Nev. Chicago, Ill. Jersey City, N.J.	Los Angeles, Cal. Philadelphia, Pa. St. Louis, Mo. Washington, D.C.
Executive Offices
70 Pine Street, New York, New York 10005

CERTIFICATE OF OWNERSHIP AND MERGER
Merging
UNITED STATES TABULATING BINDER CORP.
(an Illinois corporation)
into
SWINGLINE INC.
(a Delaware corporation)
Pursuant to Section 253 of the General
Corporation Law of the State of Delaware
          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called “Swingline”), DOES HEREBY CERTIFY that:
          FIRST: Swingline was incorporated on March 20, 1970, pursuant to the General Corporation Law of the State of Delaware.
          SECOND: United States Tabulating Binder Corp. (hereinafter called “U. S. Tabulating”) is a corporation organized and existing under the laws of the State of Illinois.
          THIRD: Swingline owns 100% of the outstanding shares of Common Stock of U. S. Tabulating, which is the only class of stock of U. S. Tabulating outstanding.
          FOURTH: The laws of the State of Illinois permit a corporation organized in Illinois to merge with a corporation organized in another jurisdiction.
          FIFTH: Swingline, by the following resolutions duly adopted at a meeting of its Board of Directors held on December 19, 1974, determined to merge U. S. Tabulating into itself, such merger to become effective at the close of business on the day when a counterpart of this Certificate is filed in the office of the Secretary of State of Delaware and when the Articles of Merger covering the merger are filed in the office of the Secretary of State of Illinois:
“RESOLVED, that Swingline Inc. (hereinafter called the “Company”) merge into itself United States Tabulating Binder Corp. (hereinafter called “U. S. Tabulating”), all of the outstanding shares of Common Stock of which are owned by the Company, and assume all the liabilities and obligations of U. S. Tabulating; and further

“RESOLVED, that the merger shall become effective at the close of business on the day when a counterpart of the Certificate of Ownership and Merger covering the merger is filed in the office of the Secretary of State of Delaware and when the Articles of Merger covering the merger are filed in the office of the Secretary of State of Illinois, such date and time being hereinafter referred to as the ‘effective date of the merger’; and further
“RESOLVED, that each share of Common Stock of U. S. Tabulating which shall be outstanding immediately prior to the effective date of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be extinguished and cease to exist and shall not be or become shares of the Company.”
          IN WITNESS WHEREOF, SAID SWINGLINE INC. has caused this Certificate to be signed by its officer thereunto duly authorized and its corporate seal to be affixed hereto and attested by its Secretary this 14th day of December, 1974.

SWINGLINE INC.
[Seal]	By	/s/ John H. Behr
John H. Behr
President and Chief Executive Officer

Attest:

By	/s/ Charles F. Matula, Jr.

Charles F. Matula, Jr. Secretary

STATE OF NEW YORK	) :	ss.:
COUNTY OF NEW YORK	)
          On this 14th day of December, 1974 before me personally came JOHN H. BEHR, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of SWINGLINE INC., a Delaware corporation, the corporation described in and which executed the foregoing certificate; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; that he signed his name thereto by like order; and that the facts stated therein are true.
          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Reuben Herman

Notary Public
[SEAL]

CERTIFICATE OF OWNERSHIP AND MERGER
merging
SPOTNAILS, INC.
(a Delaware corporation)
into
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

CERTIFICATE OF OWNERSHIP AND MERGER
merging
SPOTNAILS, INC.
(a Delaware corporation)
into
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY that:
          FIRST: The Company was incorporated on March 20, 1970 under the name NXT Corporation pursuant to the General Corporation Law of the State of Delaware.
          SECOND: Spotnails, Inc. (“Spotnails”) is a corporation organized and existing under the laws of the State of Delaware and was incorporated on November 25, 1974. The name under which it was incorporated was American Spotnails, Inc.
          THIRD: The Company owns 100% of the outstanding shares of stock of Spotnails.
          FOURTH: The Company, by the following resolutions duly adopted on December 18, 1980, determined to merge Spotnails into itself, such merger to become effective at the close of business on December 31, 1980:
“RESOLVED, that this Company merge into itself Spotnails, Inc., a Delaware corporation (‘Spotnails’), all of the outstanding shares of stock of which are owned by this Company, and assume all the liabilities and obligations of Spotnails; and further
“RESOLVED, that the merger of Spotnails into this Company shall become effective at the close of business on December 31, 1980, such date and time being hereinafter referred to as the ‘effective date of the merger’; and further

“RESOLVED, that each share of stock of Spotnails which shall be outstanding immediately prior to the effective date of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be extinguished and cease to exist and shall not be or become shares of this Company.”
          IN WITNESS WHEREOF, Swingline Inc. has caused this Certificate of Ownership and Merger to be signed by its officer thereunto duly authorized and its corporate seal to be affixed hereto by its Secretary this 18th day of December, 1980.

SWINGLINE INC.

	By	/s/ Fred Endler

Fred Endler
[Seal]		Vice President, Controller and Assistant Treasurer

Attest:

/s/ Theresa B. Fealy
Theresa B. Fealy
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
Rexel Inc.
(a Delaware corporation)
into
Swingline Inc.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          Swingline Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY that:
          FIRST: The Company was incorporated on March 20, 1970 pursuant to the General Corporation Law of the State of Delaware.
          SECOND: Rexel Inc. (“Rexel”) is a corporation organized and existing under the laws of the State of Delaware and was incorporated on March 5, 1973. The name under which it was incorporated was Rexel Office Products Inc.
          THIRD: The Company owns 100% of the outstanding shares of Common Stock of Rexel, which shares are the only class of stock outstanding of Rexel.
          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors at a meeting thereof held on June 21, 1984, determined to merge Rexel into itself, such merger to become effective at the close of business on June 30, 1984:
“RESOLVED, that this Company merge into itself Rexel Inc., a Delaware corporation (“Rexel”), all of the outstanding shares of Common Stock of which are owned by this Company, and assume all the liabilities and obligations of Rexel; and further
“RESOLVED, that the merger of Rexel into this Company shall become effective at the close of business on June 30, 1984, such date and time being hereinafter referred to as the ‘effective date of the merger; and further

“RESOLVED, that each share of Common Stock of Rexel which shall be outstanding immediately prior to the effective date of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be extinguished and cease to exist and shall not be or become shares of this Company”.
          IN WITNESS WHEREOF, Swingline Inc. has caused this Certificate of Ownership and Merger to be signed by its officer thereunto duly authorized and its corporate seal to be affixed hereto by its Secretary this 22nd day of June, 1984.

SWINGLINE INC .

	By	/s/ Kenneth X. Miles

/s/ Theresa B. Feale		President and Chief Operating Officer
Theresa B. Feale
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
Swingline Export Corporation
(a Delaware corporation)
into
Swingline Inc.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          Swingline Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY that:
          FIRST: The Company was incorporated on March 20, 1970 under the name NXT CORPORATION pursuant to the General Corporation Law of the State of Delaware.
          SECOND: Swingline Export Corporation (“Export”) is a corporation organized and existing under the laws of the State of Delaware and was incorporated on April 6, 1973.
          THIRD: The Company owns all of the outstanding shares of stock of Export.
          FOURTH: The Company, by the following resolutions duly adopted on March 27, 1985, determined to merge Export into itself:
“RESOLVED, that this company merge into itself Swingline Export Corporation, a Delaware corporation (‘Export’), all of the outstanding shares of stock of which are owned by this Company, and assume all the liabilities and obligations of Export; and further
“RESOLVED, that the merger of Export into this Company shall become effective at the close of business on March 29, 1985, such date and time being hereinafter referred to as the ‘effective date of the merger’; and further

“RESOLVED, that each share of stock of Export which shall be outstanding immediately prior to the effective date of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be cancelled and cease to exist and shall not be or become shares of this Company.”
          FIFTH: This Certificate of Ownership and Merger is not to become effective until the close of business on March 29, 1985.
          IN WITNESS WHEREOF, Swingline Inc. has caused this Certificate of Ownership and Merger to be signed by its officer thereunto duly authorized and its corporate seal to be affixed hereto by its Secretary this 27th day of March, 1985.

SWINGLINE INC.

	By	/s/ Kenneth X. Miles

Kenneth X. Miles
[Corporate Seal]		President and Chief Executive Officer

Attest:

/s/ Theresa H. Fealey
Theresa H. Fealey
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
S.W.L. INC.
(a Delaware corporation)
into
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY that:
          FIRST: The Company is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 20, 1970 and was amended by a Certificate of Amendment of Certificate of Incorporation Before Payment of Stock filed on April 16, 1970 and by a Certificate of Ownership and Merger filed on August 26, 1970.
          SECOND: S.W.L. Inc. (the “Subsidiary”) is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 21, 1982.
          THIRD: The Company owns 100 percent of the outstanding shares of Common Stock, par value $1.00 per share, of the Subsidiary, which is the only class of stock of the Subsidiary outstanding.
          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors on December 8, 1989, determined to merge the Subsidiary with and into the Company, with the Company as the surviving corporation:
“RESOLVED, that S.W.L. Inc., a Delaware corporation, the entire issued and outstanding stock of which is owned by this Company, be merged with and into this Company, with this Company as the surviving corporation following such merger; and further

“RESOLVED, that the separate existence of S.W.L. Inc. shall cease upon the effective date of the merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and further
“RESOLVED, that the issued and outstanding shares of S.W.L. Inc. shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall be surrendered and extinguished; and further
“RESOLVED, that the issued and outstanding shares of this Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall continue to represent one issued and outstanding share of this Company; and further
“RESOLVED, that the officers of this Company be and each of them is hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, certificates, instruments or other papers, and to do, or cause to be done, all such acts and things, in the name and on behalf of this Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.”
          FIFTH: This Certificate of Ownership and Merger and the merger of the Subsidiary with and into the Company as provided herein shall become effective at 11:59 p.m., Eastern Time, on the date of the filing hereof with the Secretary of State of the State of Delaware.
          IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer and attested by its Secretary, and its corporate seal to be affixed, this 8th day of December, 1989.

SWINGLINE INC.

	By	/s/ Norman H. Wesley

[Corporate Seal]		Vice President

Attest:

/s/ Theresa B. Fealey
Secretary

CERTIFICATE OF MERGER
OF
WILSON JONES COMPANY
(a Delaware corporation)
INTO
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (‘Swingline”), DOES HEREBY CERTIFY that:
          FIRST: Swingline is a corporation organized and existing under the laws of the State of Delaware. Wilson Jones Company (“Wilson Jones”) is a corporation organized and existing under the laws of the State of Delaware.
          SECOND: An Agreement of Merger dated as of December 16, 1991 (the “Merger Agreement”) providing for the merger of Wilson Jones into Swingline (the “Merger”) has been approved, adopted, certified, executed and acknowledged by each of Wilson Jones and Swingline in accordance with Section 251 of the General Corporation Law of the State of Delaware.
          THIRD: Swingline is the surviving corporation (the “Surviving Corporation”) and will continue its existence as the Surviving Corporation under the name Swingline Inc. upon the Effective Date (as defined below) pursuant to the provisions of the General Corporation Law of the State of Delaware.
          FOURTH: The Certificate of Incorporation of Swingline as in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
          FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 32-00 Skillman Avenue, Long Island City, New York 11101 and a copy thereof will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Wilson Jones or Swingline.

          SIXTH: The time when the Merger shall become effective shall be 11:57 p.m. Eastern Standard Time on December 31, 1991 (the “Effective Date”).
          IN WITNESS WHEREOF, SWINGLINE INC. has caused this certificate to be signed by its Chairman of the Board and Chief Executive Officer and attested by its Secretary this 16th day of December, 1991.

SWINGLINE INC.

		By	/s/ Desmond R. Laplace

Desmond R. Laplace
Chairman of the Board and Chief Executive Officer
Attest:

By	/s/ Theresa H. Fealey
Theresa H. Fealey
Secretary

CERTIFICATE OF MERGER
OF
ACCO INTERNATIONAL INC.
(a Delaware corporation)
INTO
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (“Swingline”), DOES HEREBY CERTIFY that:
          FIRST: Swingline is a corporation organized and existing under the laws of the State of Delaware. ACCO International Inc. (“ACCO International”) is a corporation organized and existing under the laws of the State of Delaware.
          SECOND: An Agreement of Merger dated as of December 16, 1991 (the “Merger Agreement”) providing for the merger of ACCO International into Swingline (the “Merger”) has been approved, adopted, certified, executed and acknowledged by each of ACCO International and Swingline in accordance with Section 251 of the General Corporation Law of the State of Delaware.
          THIRD: Swingline is the surviving corporation (the “Surviving Corporation”) and will continue its existence as the Surviving Corporation under the name Swingline Inc. upon the Effective Date (as defined below) pursuant to the provisions of the General Corporation Law of the State of Delaware.
          FOURTH: The Certificate of Incorporation of Swingline as in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
          FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 32-00 Skillman Avenue, Long Island City, New York 11101 and a copy thereof will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of ACCO International or Swingline.

          SIXTH: The time when the Merger shall become effective shall be 11:58 p.m. Eastern Standard Time on December 31, 1991 (the “Effective Date”).
          IN WITNESS WHEREOF, SWINGLINE INC. has caused this certificate to be signed by its Chairman of the Board and Chief Executive Officer and attested by its Secretary this 16th day of December, 1991.

SWINGLINE INC.

		By	/s/ Desmond R. Laplace

Desmond R. Laplace
Chairman of the Board and Chief Executive Officer
Attest:

By	/s/ Theresa B. Fealey
Theresa B. Fealey
Secretary

CERTIFICATE OF MERGER
OF
POLYBLEND CORPORATION
(an Illinois corporation)
INTO
SWINGLINE INC.
(a Delaware corporation)

Pursuant to Section 252 of the General
Corporation Law of the State of Delaware

          SWINGLINE INC., a corporation organized and existing under the laws of the State of Delaware (“Swingline”), DOES HEREBY CERTIFY that:
          FIRST: Swingline is a corporation organized and existing under the laws of the State of Delaware. Polyblend Corporation (“Polyblend”) is a corporation organized and existing under the laws of the State of Illinois, the authorized capital stock of which consists of 200,000 shares of Common Stock, par value $1.00 per share.
          SECOND: An Agreement and Plan of Merger dated as of December 16, 1991 (the “Merger Agreement”) providing for the merger of Polyblend into Swingline (the “Merger”) has been approved, adopted, certified, executed and acknowledged by each of Swingline and Polyblend in accordance with Section 252 of the General Corporation Law of the State of Delaware and Article 11 of the Business Corporation Act of 1983 of the State of Illinois.
          THIRD: Swingline is the surviving corporation (the “Surviving Corporation”) and will continue its existence as the Surviving Corporation under the name ACCO USA, Inc. upon the Effective Date (as defined below) pursuant to the provisions of the General Corporation Law of the State of Delaware.
          FOURTH: The Certificate of Incorporation of Swingline is hereby amended, effective on the Effective Date, by changing Article FIRST thereof so as to read in its entirety as follows:
          “FIRST: The name of the Corporation is ACCO USA, Inc.”
The Certificate of Incorporation of Swingline on the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation and will continue to be the Certificate of Incorporation of the Surviving Corporation until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
          FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 770 South ACCO Plaza, Wheeling. Illinois 60090-6070 and a copy thereof will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of Polyblend or Swingline.
          SIXTH: The time when the Merger shall become effective shall be 11:59 p.m. Eastern Standard Time on December 31, 1991 (the “Effective Date”).
          IN WITNESS WHEREOF, SWINGLINE INC. has caused this certificate to be signed by its Chairman of the Board and Chief Executive Officer and attested by its Secretary this 16th day of December, 1991.

SWINGLINE INC.

		By	/s/ Desmond R. LaPlace

Desmond R. Laplace
Chairman of the Board Chief Executive Officer
Attest:

By	/s/ Theresa B. Fealey
Theresa B. Fealey
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
PERMA PRODUCTS COMPANY
(a Delaware corporation)
into
ACCO USA, INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          ACCO USA, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”) DOES HEREBY CERTIFY that:
          FIRST: The Company is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 20, 1970 under the name NXT Corporation, and was amended by Certificate of Amendment of Certificate of Incorporation before Payment for Stock filed on April 16, 1970 changing its name to American Swingline, Inc. and by a Certificate of Ownership and Merger filed on August 26, 1970 assuming the name Swingline Inc. and by a Certificate of Ownership and Merger filed on December 31, 1974 and by a Certificate of Ownership and Merger filed on December 29, 1980 and by a Certificate of Ownership and Merger filed on June 26, 1984 and by a Certificate of Ownership and Merger filed on March 29, 1985 and by a Certificate of Change of Address of Registered Office and of Registered Agent filed on February 14, 1986 and by a Certificate of Change of Address of Registered Office and of Registered Agent filed on October 27, 1989 and by a Certificate of Ownership and Merger filed on December 19, 1989 and by a Certificate of Merger filed on December 19, 1991 at 9:00 a.m. and by a Certificate of Merger filed on December 19, 1991 at 9:01 a.m. by a Certificate of Merger filed on December 19, 1991 at 9:02 a.m., changing its name to ACCO USA, Inc.
          SECOND: Perma Products Company (the “Subsidiary”) is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 4, 1972 under the name Nuperm Inc., and was amended by Certificate of Amendment of Certificate of Incorporation filed on August 21, 1972.

          THIRD: The Company owns 100 percent of the outstanding shares of Common Stock, par value $1.00 per share, of the Subsidiary, which is the only class of stock of the Subsidiary outstanding.
          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors on December 20, 1994, determined to merge the Subsidiary with and into the Company, with the Company as the surviving corporation:
          “RESOLVED, that Perma Products Company, a Delaware corporation, the entire issued and outstanding stock of which is owned by this Company, be merged with and into this Company, with this company as the surviving corporation following such merger; and further
          “RESOLVED, that the separate existence of Perma Products Company shall cease upon the effective date of the merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and further
          “RESOLVED, that the issued and outstanding shares of Perma Products Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall be surrendered and extinguished; and further
          “RESOLVED, that the issued and outstanding shares of this Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall continue to represent one issued and outstanding share of this Company; and further
          “RESOLVED, that the officers of this Company be and each of them is hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, certificates, instruments or other papers, and to do, or cause to be done, all such acts and things, in the name and on behalf of this Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.”
          FIFTH: This Certificate of Ownership and Merger and the merger of the Subsidiary with and into the Company as provided herein shall become effective at 11:59 p.m., Eastern Time, on December 31, 1994.
          IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer and attested by its Secretary, and its corporate seal to be affixed, this 29th day of December, 1994.

ACCO USA, INC.

By:	/s/ Allan J. Shape

Allan J. Shape

[Corporate Seal]	Vice President

Attest:

/s/ Mark S. Lyon
Mark S. Lyon
Secretary

CERTIFICATE OF MERGER
OF
KENSINGTON MICROWARE LIMITED
(a Delaware corporation)
INTO
ACCO USA, INC.
(a Delaware corporation)

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

          ACCO USA, INC., a corporation organized and existing under the laws of the State of Delaware (“ACCO USA”), DOES HEREBY CERTIFY that:
          FIRST: ACCO USA is a corporation organized and existing under the laws of the State of Delaware. Kensington Microware Limited (“Kensington”) is a corporation organized and existing under the laws of the State of Delaware.
          SECOND: An Agreement of Merger dated as of December 19, 1997 (the “Merger Agreement”) providing for the merger of Kensington into ACCO USA (the “Merger”) has been approved, adopted, certified, executed and acknowledged by each of Kensington and ACCO USA in accordance with Section 251 of the General Corporation Law of the State of Delaware.
          THIRD: ACCO USA is the surviving corporation (the “Surviving Corporation”) and will continue its existence as the Surviving Corporation under the name ACCO USA, Inc. upon the Effective Date (as defined below) pursuant to the provisions of the General Corporation Law of the State of Delaware.
          FOURTH: The Certificate of Incorporation of ACCO USA as in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
          FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 770 S. ACCO Plaza, Wheeling, Illinois 60090 and a copy thereof will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Kensington or ACCO USA.

          SIXTH; The time when the Merger shall become effective shall be 11:57 p.m. Eastern Standard Time on December 31, 1997 (the “Effective Date”).
          IN WITNESS WHEREOF, ACCO USA, INC. has caused this certificate to be signed by its President and Chief Executive Officer and attested by its Secretary this 29th day of December, 1997.

ACCO USA, INC.

		By	/s/ Bruce A. Gescheider

Bruce A. Gescheider
President and Chief Executive Officer
Attest:

By	/s/ Mark S. Lyon
Mark S. Lyon
Secretary

CERTIFICATE OF MERGER
OF
DAY-TIMER CONCEPTS, INC.
(a Delaware corporation)
INTO
ACCO USA, INC.
(a Delaware corporation)

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

          ACCO USA, INC., a corporation organized and existing under the laws of the State of Delaware (“ACCO USA”), DOES HEREBY CERTIFY that:
          FIRST: ACCO USA is a corporation organized and existing under the laws of the State of Delaware. Day-Timer Concepts, Inc. (“Day-Timer Concepts”) is a corporation organized and existing under the laws of the State of Delaware.
          SECOND: An Agreement of Merger dated as of December 19, 1997 (the “Merger Agreement”) providing for the merger of Day-Timer Concepts into ACCO USA (the “Merger”) has been approved, adopted, certified, executed and acknowledged by each of Day-Timer Concepts and ACCO USA in accordance with Section 251 of the General Corporation Law of the State of Delaware.
          THIRD: ACCO USA is the surviving corporation (the “Surviving Corporation”) and will continue its existence as the Surviving Corporation under the name ACCO Brands, Inc. upon the Effective Date (as defined below) pursuant to the provisions of the General Corporation Law of the State of Delaware.
          FOURTH: The Certificate of Incorporation of ACCO USA is hereby amended, effective on the Effective Date, by changing Article FIRST thereof so as to read in its entirety as follows:
          “FIRST: The name of the Corporation is ACCO Brands, Inc.”
The Certificate of Incorporation of ACCO USA on the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation and will continue to be the Certificate of Incorporation of the Surviving Corporation until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
          FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 770 S. ACCO Plaza, Wheeling, Illinois 60090 and a copy thereof will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Day-Timer Concepts or ACCO USA.
          SIXTH: The time when the Merger shall become effective shall be 11:58 p.m. Eastern Standard Time on December 31, 1997 (the “Effective Date”).
          IN WITNESS WHEREOF, ACCO USA, INC. has caused this certificate to be signed by its President and Chief Executive Officer and attested by its Secretary this 29th day of December, 1997.

ACCO USA, INC.

		By	/s/ Bruce A. Gescheider

Bruce A. Gescheider
President and Chief Executive Officer
Attest:

By	/s/ Mark S. Lyon
Mark S. Lyon
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
DOUGH ACQUISITION SUB, INC.
(a Delaware corporation)
into
ACCO BRANDS, INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          ACCO BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”) DOES HEREBY CERTIFY that:
          FIRST: The Company is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 20, 1970 under the name NXT Corporation, and was amended by a Certificate of Amendment of Certificate of Incorporation Before Payment for Stock filed on April 16, 1970 changing its name to American Swingline, Inc., and was further amended by a Certificate of Ownership and Merger Merging Swingline Inc. into American Swingline, Inc. filed on August 26, 1970 changing its name to Swingline Inc., and was further amended by a Certificate of Merger of Polyblend Corporation into Swingline Inc. filed on December 19, 1991 changing its name to ACCO USA, Inc., and was further amended by a Certificate of Merger of Day-Timer Concepts, Inc. into ACCO USA, Inc. filed on December 29, 1997 changing its name to ACCO Brands, Inc.
          SECOND: Dough Acquisition Sub, Inc. (the “Subsidiary”) is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 2, 1998.
          THIRD: The Company owns 100 percent of the outstanding shares of Common Stock, par value $1.00 per share, of the Subsidiary, which is the only class of stock of the Subsidiary outstanding.
          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors on July 14, 1998, determined to merge the Subsidiary with and into the Company, with the Company as the surviving corporation:

          “RESOLVED, that Dough Acquisition Sub, Inc., a Delaware corporation, the entire issued and outstanding stock of which is owned by this Company, be merged with and into this Company (the “Merger”), with this Company as the surviving corporation following such Merger; and further
          RESOLVED, that the separate existence of Dough Acquisition Sub, Inc. shall cease upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and further
          RESOLVED, that the issued and outstanding shares of Dough Acquisition Sub, Inc. shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the Merger shall be surrendered and extinguished; and further
          RESOLVED, that the issued and outstanding shares of this Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the Merger shall continue to represent one issued and outstanding share of this Company; and further
          RESOLVED, that the officers of this Company be and each of them is hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, certificates, instruments or other papers, and to do, or cause to be done, all such acts and things, in the name and on behalf of this Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.”
          FIFTH: This Certificate of Ownership and Merger and the merger of the Subsidiary with and into the Company as provided herein shall become effective at 11:59 p.m., Eastern Time, on July 16, 1998.
          IT WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer and attested by its Secretary, and its corporate seal to be affixed, this 14th day of July, 1998.

ACCO BRANDS, INC.

	By:	/s/ Norman H. Wesley

Norman H. Wesley
[Corporate Seal]		Vice President

Attest:

/s/ Mark S. Lyon
Mark. S. Lyon
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
APOLLO SPACE SYSTEMS, INC.
(a Delaware corporation)
into
ACCO BRANDS, INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          ACCO BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”) DOES HEREBY CERTIFY that:
          FIRST: The Company is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 20, 1970 under the name NXT Corporation, and was amended by a Certificate of Amendment of Certificate of Incorporation Before Payment for Stock filed on April 16, 1970 changing its name to American Swingline, Inc., and was further amended by a Certificate of Ownership and Merger Merging Swingline Inc. into American Swingline, Inc. filed on August 26, 1970 changing its name to Swingline Inc., and was further amended by a Certificate of Merger of Polyblend Corporation into Swingline Inc. filed on December 19, 1991 changing its name to ACCO USA, Inc., and was further amended by a Certificate of Merger of Day-Timer Concepts, Inc. into ACCO USA, Inc. filed on December 29, 1997 changing its name to ACCO Brands, Inc.
          SECOND: Apollo Space Systems, Inc. (the “Subsidiary”) is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 17, 1980 under the name Viewlex Marketing, Inc., and was amended by a Certificate of Amendment of Certificate of Incorporation of Viewlex Marketing, Inc. filed on October 6, 1981 changing its name to Apollo Space Systems, Inc.
          THIRD: The Company owns 100 percent of the outstanding shares of Common Stock, no par value, of the Subsidiary, which is the only class of stock of the Subsidiary outstanding.

          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors on December 10, 1998, determined to merge the Subsidiary with and into the Company, with the Company as the surviving corporation:
          “RESOLVED, that Apollo Space Systems, Inc., a Delaware corporation, the entire issued and outstanding stock of which is owned by this Company, be merged with and into this Company (the “Merger”), with this Company as the surviving corporation following such Merger; and further
          RESOLVED, that the separate existence of Apollo Space Systems, Inc. shall cease upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and further
          RESOLVED, that the issued and outstanding shares of Apollo Space Systems, Inc. shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the Merger shall be surrendered and extinguished; and further
          RESOLVED, that the issued and outstanding shares of this Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the Merger shall continue to represent one issued and outstanding share of this Company; and further
          RESOLVED, that the officers of this Company be and each of them is hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, certificates, instruments or other papers, and to do, or cause to be done, all such acts and things, in the name and on behalf of this Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.”
          FIFTH: This Certificate of Ownership and Merger and the merger of the Subsidiary with and into the Company as provided herein shall become effective at 11:59 p.m., Eastern Time, on December 31, 1998.
          IT WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer and attested by its Secretary, and its corporate seal to be affixed, this 10th day of December, 1998.

ACCO BRANDS, INC.

By:	/s/ Daniel J. Waters

Daniel J. Waters
President and Chief Executive Officer

[Corporate Seal]

Attest:

/s/ Mark S. Lyon
Mark S. Lyon
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
merging
MAY TAG & LABEL CORP.
(a Delaware corporation)
into
ACCO BRANDS, INC.
(a Delaware corporation)

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

          ACCO BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”) DOES HEREBY CERTIFY that:
          FIRST: The Company is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 20, 1970 under the name NXT Corporation, and was amended by a Certificate of Amendment of Certificate of Incorporation Before Payment for Stock filed on April 16, 1970 changing its name to American Swingline, Inc., and was further amended by a Certificate of Ownership and Merger Merging Swingline Inc. into American Swingline, Inc. filed on August 26, 1970 changing its name to Swingline Inc., and was further amended by a Certificate of Merger of Polyblend Corporation into Swingline Inc. filed on December 19, 1991 changing its name to ACCO USA. Inc., and was further amended by a Certificate of Merger of Day-Timer Concepts, Inc. into ACCO USA, Inc. filed on December 29, 1997 changing its name to ACCO Brands, Inc.
          SECOND: May Tag & Label Corp. (the “Subsidiary”) is a corporation organized and existing under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 7, 1997 under the name SCAC, Inc., and was amended by a Certificate of Merger filed on October 1, 1997, changing its name to May Tag & Label Corp.
          THIRD: The Company owns 100 percent of the outstanding shares of Common Stock, $1.00 par value per share, of the Subsidiary, which is the only class of stock of the Subsidiary outstanding.

          FOURTH: The Company, by the following resolutions duly adopted by its Board of Directors on December 28, 1999, determined to merge the Subsidiary with and into the Company, with the Company as the surviving corporation:
          “RESOLVED, that May Tag & Label Corp., a Delaware corporation, the entire issued and outstanding stock of which is owned by this Company, be merged with and into this Company, with this Company as the surviving corporation following such merger; and further
          RESOLVED, that the separate existence of May Tag & Label Corp. shall cease upon the effective date of the merger pursuant to the provisions of the General Corporation Law of the State of Delaware; and further
          RESOLVED, that the issued and outstanding shares of May Tag & Label Corp. shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall be surrendered and extinguished; and further
          RESOLVED, that the issued and outstanding shares of this Company shall not be converted in any manner, but each of said issued and outstanding shares as of the effective date of the merger shall continue to represent one issued and outstanding share of this Company; and further
          RESOLVED, that the officers of this Company be and each of them is hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, certificates, instruments or other papers, and to do, or cause to be done, all such acts and things, in the name and on behalf of this Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.”
          FIFTH: This Certificate of Ownership and Merger and the merger of the Subsidiary with and into the Company as provided herein shall become effective at 11:59 p.m., Eastern Time, on December 31, 1999.
          IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer and attested by its Secretary, and its corporate seal to be affixed, this 28th day of December, 1999.

ACCO BRANDS, INC.

By:	/s/ Daniel J. Waters

Daniel J. Waters
President and Chief Executive Officer

[Corporate Seal]

Attest:

/s/ Kenton R. Rose
Kenton R. Rose
Assistant Secretary

ACCO BRANDS, INC.

CERTIFICATE OF CONVERSION
OF A CORPORATION INTO
A LIMITED LIABILITY COMPANY PURSUANT TO
SECTION 18-214 OF THE LIMITED LIABILITY COMPANY ACT
OF THE STATE OF DELAWARE AND
SECTION 266 OF THE GENERAL CORPORATION LAW OF THE
STATE OF DELAWARE

          It is hereby certified that:
          1. The name of the corporation immediately prior to the filing of this Certificate is ACCO Brands, Inc. (the “Corporation”).
          2. The name under which the Corporation was incorporated originally is NXT Corporation.
          3. The Corporation was incorporated under the laws of the State of Delaware.
          4. The date of filing of the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is March 20, 1970.
          5. The name of the limited liability company into which the Corporation shall be converted, as set forth in the Certificate of Formation filed in accordance with Section 18-214(b) of the Limited Liability Company Act of the State of Delaware, is ACCO Brands USA LLC (“ACCO LLC”).
          6. The conversion herein certified has been approved in accordance with the provisions of Section 18-214 of the Limited Liability Company Act of the State of Delaware and Section 266 of the General Corporate Law of the State of Delaware.

          7. Effective upon the conversion herein certified, all of the outstanding shares of common stock of the Corporation shall be converted into and become membership interests in ACCO LLC.
Dated: July 27, 2005

By:	/s/ Neal V. Fenwick

Name: Neal V. Fenwick
Title: Vice President

CERTIFICATE OF FORMATION
OF
ACCO BRANDS USA LLC
          This Certificate of Formation is being executed as of the 27th day of July, 2005, for the purposes of forming a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware.
          The undersigned, being duly authorized to execute and file this Certificate of Formation, does hereby certify as follows:
          1. The name of the limited liability company is ACCO Brands USA LLC (the “Company”).
          2. The Company’s registered office in the State of Delaware is located at Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The registered agent of the Company for service of process at such address is Corporation Service Company.
          IN WITNESS WHEREOF the undersigned has duly executed this Certificate of Formation as of the day and year first above written.

ACCO WORLD CORPORATION

By:	/s/ Neal V. Fenwick

	Name:	Neal V. Fenwick
	Title:	Executive Vice President- Finance and Administration